--------------------------------------------------------------------------------

                               The Sentinel Funds

                      Supplement dated June 13, 2006 to the
             Statement of Additional Information dated June 1, 2006

Effective August 14, 2006, the Capital Markets Income Fund's list of non-fundamental policies on page 8 is deleted and replaced with the following:

     The Capital Markets Income Fund:
     o Must invest at least 30% of its total assets in U.S. Treasury and agency securities, mortgage-backed securities, dollar roll transactions, and investment-grade corporate bonds;
     o May not invest more than 35% of its total assets in U.S. dollar-denominated investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries;
     o May not invest more than 35% of its total assets in below investment-grade bonds, which may include bonds issued by companies located in or that conduct their business mainly in one or more foreign countries;
     o May not invest more than 35% of its total assets in equity or equity-related securities, including up to 10% of total assets in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, including emerging markets;
     o May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund's investment advisor believes that adverse market or other conditions warrant; and
     o May not invest more than 25% of its net assets in repurchase agreements.

Effective August 14, 2006, the fourth paragraph under "Derivative Transactions" on page 11 is deleted and the first two paragraphs are deleted and replaced with the following:

     GENERAL. The Capital Markets Income Fund and the fixed income Funds may (a) purchase and sell exchange traded and over-the-counter ("OTC") put and call options on fixed income securities and indices of fixed income securities,
     (b) purchase and sell futures contracts on fixed income securities and indices of fixed income securities, and (c) enter into interest rate swaps, total return swaps on fixed income indices, and default swaps.

     The Balanced, Capital Markets Income, Capital Opportunity, Common Stock, International Equity, Mid Cap Growth and Small Company Funds may purchase and sell (a) exchange traded and OTC put and call options on equity securities and indices of equity securities, (b) futures contracts on indices of equity securities, and (c) other securities that replicate the performance of specific "baskets" of stocks.

Effective August 14, 2006, the "Short Hold Trading Strategy" paragraph on page 20 is deleted and replaced with the following:

     SHORT-HOLD TRADING STRATEGY. The Capital Markets Income and High-Yield Bond Funds may have the opportunity to participate in the primary market for new fixed-income issues offered by issuers and/or underwriters at prices the Fund's manager(s) deem(s) favorable, based on factors such as the supply of bonds in the marketplace and economic conditions. When the Fund receives less than an optimal allocation in such new issues or when it is otherwise in the Fund's bests interests, the Fund may decide to purchase these new security issues at the negotiated opening price, and shortly thereafter offer to sell all or a part of the Fund's purchased allocation to third-party interested purchasers at a higher price, depending on market conditions. Because the Fund is "at risk" for the purchased amount of these new issues, it is possible for the Fund to experience losses on these trades.

Effective immediately, Mr. Thwaites' fund holdings on page 28 are deleted and replaced with the following:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   NAME                                          FUND                 ALL FUNDS
   Christian W. Thwaites (2,3)        BL - A             IE - C          E
                                      CG - A(4)          MC - C
                                      CM - A             MM - A
                                      CO - A             NY - A
                                      CS - D             SC - A
                                      GL - A(4)          SM - A
                                      GS - C             TF - A
                                      HY - A

Effective June 26, 2006, "Portfolio Manager Compensation" on page 30 is deleted and replaced with the following:

     All portfolio managers are compensated by a combination of fixed salaries and incentive compensation and, in certain circumstances, the portfolio managers may be guaranteed a minimum level of combined compensation. The fixed salary portion of compensation is generally based on comparative investment management industry data. Portfolio managers who manage more than one fund and/or also manage accounts for National Life and its affiliates have a pro rata share of their salaries based on the amount of assets managed for each area and each type of investment or fund. The determination of these allocations is in the best judgment of and at the discretion of the Advisor's chief executive officer. Incentive compensation can be a significant portion of total compensation. Incentive compensation with respect to the management of the Funds is primarily based on pre-tax investment performance relative to Morningstar ratings and rankings. Relative results for the most recent 1-, 3- and 5-year periods are taken into account, with 25% based on the 1-year relative performance, 50% based on the 3-year relative performance, and 25% based on the 5-year relative performance. No incentive compensation is paid for performance below a 50% Morningstar percentile ranking. Because Mr. Kandel and Ms. Schapiro recently began managing the Fund, their performance compensation is allocated as follows until a 5-year performance record is established: 100% based on the 1-year relative performance in year one; 50% on the 1-year and 50% on the 2-year relative performance in year two; 25% on the 1-year relative performance, 50% on the 2-year relative performance and 25% on the 3-year relative performance in year three; and 25% on the 1-year relative performance, 50% on the 3-year relative performance and 25% on the 4-year relative performance in year four. Portfolio managers who also manage accounts for National Life and its affiliates are also eligible to receive incentive compensation based on the performance of those accounts as compared to specific fixed-income benchmarks.

     A portion of the incentive compensation for Messrs. Brownlee, Kandel, Manion and Schwartz, Ms. Bramwell and Ms. Schapiro is deferred and invested in one or more publicly available Sentinel funds. In addition, for all portfolio managers, the Advisor and/or an affiliate contributes an amount equal to 20% of the aggregate amount of all incentive compensation for a particular year to a discretionary award pool. Payments from this pool are determined by the chief executive officers of the Advisor and National Life based on overall results for National Life and its affiliates, an evaluation of individual performance, and other factors they determine. Mr. Kandel and Ms. Schapiro also receive as additional compensation a portion of the advisory fees earned by the Advisor on the Mid Cap Growth Fund or International Equity Fund, respectively, for a limited period of time. Ms. Bramwell also receives for the five years beginning in 2006 a 20% share of the advisory fees earned on the assets of any separately managed accounts she manages. Portfolio managers also participate in benefit plans and programs available generally to all employees of National Life and its affiliates. These include health, life and disability insurance, and a defined benefit pension plan.

Effective June 6, 2006, for Ms. Bramwell, June 26, 2006 for Mr. Kandel and August 14, 2006 for Mr. Brownlee, Mr. Gass, Mr. Manion and Ms. Schapiro, the following is added to the Portfolio Managers' Fund Ownership table on page 32:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   PORTFOLIO MANAGER                                            AGGREGATE DOLLAR
                                                                RANGE OF EQUITY
                               FUND(S) MANAGED                  IN THE FUND
                               ---------------                  -----------
   Elizabeth R. Bramwell       Mid Cap Growth Fund               A(3)
   David M. Brownlee           Capital Markets Income Fund       A(3)
   Paul Kandel                 Mid Cap Growth Fund               A(3)
   Daniel E. Gass              Capital Markets Income Fund       A(3)
   Daniel J. Manion            Capital Markets Income Fund       A(3)
   Katherine Schapiro          Capital Markets Income Fund       A(3)
    (3)As of May 31, 2006.

The information regarding Mr. Kandel in the tables under "Portfolio Managers' Conflict of Interest" on page 33 is added effective June 26, 2006. All references to Mr. Lee are deleted effective June 6, 2006. All references to Ms. Avutu, Mr. Erikson and Mr. Norris are deleted effective August 14, 2006.

    PORTFOLIO MANAGERS' MANAGEMENT OF REGISTERED INVESTMENT COMPANIES/SERIES
            OTHER THAN THE COMPANY OR THE PENNSYLVANIA TAX-FREE FUND

                                                  NUMBER OF     TOTAL ASSETS OF
                                                 COMPANIES/       COMPANIES/
                        NUMBER OF               SERIES WITH      SERIES WITH
                        COMPANIES/   TOTAL      PERFORMANCE-   PERFORMANCE-BASED
 PORTFOLIO MANAGER       SERIES      ASSETS       BASED FEE          FEE
--------------------------------------------------------------------------------
Paul Kandel                 1     $24.6 million     None           None

--------------------------------------------------------------------------------


                   PORTFOLIO MANAGERS' MANAGEMENT OF ACCOUNTS
                     THAT ARE NOT POOLED INVESTMENT VEHICLES

                                                 NUMBER OF     TOTAL ASSETS OF
                                                 ACCOUNTS         ACCOUNTS
                                                   WITH             WITH
                        NUMBER OF     TOTAL      PERFORMANCE-  PERFORMANCE-BASED
 PORTFOLIO MANAGER      ACCOUNTS     ASSETS      BASED FEE          FEE
--------------------------------------------------------------------------------
Paul Kandel                 1     $12.6 million     None           None

--------------------------------------------------------------------------------

Effective August 14, 2006, the Capital Markets Income Fund advisory fee schedule on page 37 is deleted and replaced with the following:

ADVISORY FEE RATE         AVERAGE DAILY NET ASSETS
0.55%                     First $200 million
0.50%                     Next $200 million
0.45%                     Next $600 million
0.40%                     Next $1 billion
0.35%                     In excess of $2 billion

The following is added under "Portfolio Transactions and Brokerage" on page 47:

     At such time as the Advisor deems it advisable, the Fund may participate in a program with State Street Global Markets, LLC ("State Street Global") under which the Fund would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Fund's third-party service providers other than the Advisor or its affiliates. The credit may be applied to the fees of the Fund's custodian, which is an affiliate of State Street Global. Neither the Advisor nor its affiliates receive any direct or indirect benefit from this arrangement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Effective June 6, 2006, for the Mid Cap Growth Fund, and August 14, 2006, for the Capital Markets Income Fund, the following is added under "Portfolio Turnover" on page 49.

     Each of the Capital Markets Income Fund's and Mid Cap Growth Fund's 2006 turnover rate is expected to be higher than its 2005 rate due to a change in portfolio managers in 2006.

Effective August 14, 2006, the second and third paragraph on page 41 are deleted and replaced with the following, and all other references to Evergreen Investment Management Company LLC are deleted.

     Until August 14, 2006, Evergreen Investment Management Company LLC ("Evergreen") served as subadvisor to the Capital Markets Income Fund. Until December 15, 2005, INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") served as subadvisor to the International Equity Fund. Until September 1, 2005, Evergreen also served as subadvisor to the High Yield Bond Fund. Until December 31, 2003, Fred Alger Management, Inc. ("Alger") served as a subadvisor to the Capital Opportunity Fund.

     The fees paid to INVESCO and Evergreen by the Advisor for the fiscal year ended November 30, 2005 were $682,955 and $473,072, respectively. The fees paid to INVESCO, Evergreen and Alger by the Advisor for the fiscal year ended November 30, 2004 were $424,206, $808,349 and $13,805, respectively.
     The fees paid to INVESCO, Evergreen and Alger by the Advisor for the fiscal year ended November 30, 2003 were $325,853, $534,239 and $140,113, respectively.

--------------------------------------------------------------------------------